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Federated Bond Fund
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11th Annual Report October 31, 1997
Established 1987

[This Page Intentionally Left Blank]

President's Message
[Photo Appears here]

Dear Shareholder:

Federated Bond Fund was created in 1987, and I am pleased to present its 11th annual report. This report covers the 12-month fiscal year from November 1, 1996 through October 31, 1997, and opens with a discussion with Joseph Balestrino, Vice President, Federated Advisers. Following his discussion, detailing both the corporate market and recent activity in the fund's portfolio, are a series of performance charts, a complete list of the fund's holdings, and the fund's financial statements.

Amid a much improved interest rate environment, as well as a general flight to quality by investors in the wake of volatile international markets, Federated Bond Fund delivered a strong total return that outperformed that of its peer group, the Lipper Corporate Debt Funds BBB Rated Average. Contributing to the total return were a strong monthly income stream and an increase in net asset value. The performance of the fund's share classes during the 12-month reporting period is shown below.*

                    Total      Income           Net Asset
                    Return   Distribution     Value Increase
Class A Shares      10.73%      $0.70        $9.72 to $10.02=3%
Class B Shares       9.86%      $0.62        $9.72 to $10.02=3%
Class C Shares       9.86%      $0.62        $9.72 to $10.02=3%
Class F Shares      10.70%      $0.70        $9.72 to $10.02=3%

The fund's portfolio of corporate bonds reflects an emphasis on diversification and quality. On October 31, 1997, the $668 million portfolio held more than 310 bonds-approximately 72% of them rated investment grade-with the remaining assets invested in high-yield bonds.**

* Performance quoted is based on net asset value and reflects past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 5.73%, 4.05%, 8.76%, and 8.48%, respectively.

** Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

Thank you for being a Federated Bond Fund shareholder. Remember, it's easy to increase your participation in the performance potential of a diversified bond portfolio by reinvesting your earnings automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

J. Christopher Donahue
President
December 15, 1997

Investment Review
[Photo Appears here]

Joseph Balestrino
Vice President
Federated Advisers

Q. What are your comments on the high-quality fixed-income market environment during the past 12 months?

A. The fund's fiscal year witnessed an overall positive but changing environment for high-quality, fixed-income securities. The initial six months saw interest rates increase for all maturity points in response to stronger-than-anticipated economic activity in the early part of 1997. In a growing economic environment, business conditions improved for high-quality corporate issuers, and thus corporate securities outperformed comparable maturity Treasury securities.

During the past six months, the scenario completely reversed. Interest rates fell in response to slower-than-expected growth, and corporate securities were underperforming Treasuries as the fiscal year drew to a close. For the entire 12- month reporting period ending October 31, 1997, the high-quality, fixed-income market delivered solid returns as interest rates generally fell, ranging from 0.1% for shorter maturities to 0.5% for longer maturities. This was largely due to very modest inflation figures that have continued to surprise the market on the downside. Thus, shareholders received dividends plus capital appreciation.

October of 1997 delivered approximately one-half of the total period's decline in interest rates. The foreign currency and stock market crisis that started in Southeast Asia and spread to Latin America created an immense "flight to quality." In short, U.S. Treasury securities became the most attractive investment class in the entire world as investors, at least temporarily, shunned the domestic and foreign stock markets along with the foreign bond markets.

Q. Federated Bond Fund performed relatively well during the 12-month reporting period ending October 31, 1997. How did the fund measure against all BBB-rated bond funds as tracked by Lipper Analytical Services, Inc.?

A. The fund's A, B, C, and F Share classes produced total returns of 10.73%, 9.86%, 9.86%, and 10.70%, respectively, based on net asset value. These returns compared favorably to the total return of 9.57% for the average corporate bond fund as measured by the Lipper Corporate Debt Funds BBB Rated category.

Q. Did you make any adjustments to the fund's duration andquality?

A. Not materially. The portfolio's average maturity position was modestly shorter at the end of the fiscal year, relative to the beginning, just shy of a neutral position. Thus, performance incorporated the higher income of corporate securities slightly offset by the maturity target.

Concerning quality, we continued to maintain approximately 25% of total fund assets in high-yield corporate securities. This minor, but still significant, position has helped generate not only an above-average income distribution for shareholders, but has also enhanced price appreciation as high-yield bonds outperformed higher quality bonds over the past year.

Q. The fund's income distributions remain an important source of cash flow to many shareholders. What were the fund's yields on October 31, 1997?

A. On October 31, 1997, the fund's daily distribution rate+ based on net asset value was 7.07% for Class A Shares compared to the 10-year Treasury rate, which was 5.83% on that same day. The fund's distribution rates based on net asset value for Class B, C, and F Shares were 6.23%, 6.23%, and 7.07%, respectively. The fund's 30-day current net yields based on net asset value for ClassA, B, C, and F Shares were 6.92%, 6.11%, 6.11%, and 6.89%, respectively.++

Q. How were the fund's assets allocated according to bond quality, and what were the fund's top ten holdings at the end of the reporting period?

A. The fund's allocation by quality was:

        AAA     10.88%
        AA      4.85%
        A       23.01%
        BBB     33.46%
        BB      11.95%
        B       15.85%

+ The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price. The daily distribution rates based on offering price for Class A Shares and Class F Shares were 6.75% and 7.00%, respectively.

++ The 30-day current net yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized. The 30-day current net yields for Class A Shares and Class F Shares based on offering price were 6.61% and 6.82%, respectively.

As of October 31, 1997, the top 10 holdings consisted of:

                                                 Percentage
 Name                                           of Portfolio
 Trans Ocean Container Corp., 12.250%, 7/1/04       1.95%
 Repap Wisconsin, Inc., 9.875%, 5/1/06              1.91%
 Continental Cablevision, 9.500%, 8/1/13            1.64%
 Valassis Communication, Inc., 9.375%, 3/15/99      1.47%
 Figgie International, Inc., 9.875%, 10/1/99        1.45%
 TKR Cable, Inc., 10.500%, 10/30/07                 1.40%
 SCI Television, Inc., 11.000%, 6/30/05             1.36%
 Highwoods Properties, Inc., 8.625%, 12/31/49       1.33%
 Price REIT, Inc., 7.500%, 11/5/96                  1.31%
 Conseco, Inc., 10.500%, 12/15/04                   1.29%
                                                   -----
 Total Percent of Portfolio                        15.11%

Q. On balance, the fund's fiscal year was a relatively favorable period for bond investors. As we prepare to leave 1997, what do you see ahead?

As the fiscal year came to a close, inflation remained very low in the U.S. as well as in most industrialized countries. In addition, domestic economic activity continues to move forward but at a slower rate of growth than in previous years. Thus, the backdrop of low inflation and moderate growth would seem to present an environment well suited to the high-quality, fixed-income investor.

The worldwide events of October 1997 also heightened the attractiveness of high-quality U.S. bonds. While most economists, along with Federal Reserve Chairman Alan Greenspan, are not expecting a dramatic economic slowdown as a result of Southeast Asian disruptions, all parties anticipate the U.S. economy will grow at a slower rate than would have been expected prior to these events. In summary, the domestic and worldwide environment appears very favorable for bond investors, who prefer slower growth to stronger growth, as we start the new fiscal year.

Two Ways You May Seek to Invest for Success in
Federated Bond Fund

Initial Investment:

If you had made an initial investment of $11,000 in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested dividends and capital gains, and did not redeem any shares, your account would be worth $29,466 on 10/31/97. You would have earned a 9.89%* average annual total return for the 10-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 10/31/97, the Class A Shares' one-year and since-inception (6/28/95) total returns were 5.73% and 7.28%, respectively. Class B Shares' one-year and since-inception (6/28/95) total returns were 4.05% and 6.74%, respectively. Class C Shares' one-year and since-inception (6/28/95) total returns were 8.76% and 8.57%, respectively. Class F Shares' average annual one-year, five-year and ten-year total returns were 8.48%, 9.79%, and 10.05%, respectively.**

[Graphic] - SEE APPENDIX (A.)

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and the 1.00% contingent deferred sales charge for Class F Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 4.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

Federated Bond Fund

One Step at a Time:

$1,000 Invested each year for 11 years (reinvesting all dividends and capital gains) grew to $19,748.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $11,000, but your account would have reached a total value of $19,748* by 10/31/97. You would have earned an average annual total return of 10.41%.

A practical investment plan helps you pursue a high level of income through high-quality corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic] - SEE APPENDIX (B.)

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Federated Bond Fund
Hypothetical Investor Profile: Investing for High Monthly Income

John and Joan Wicker are a fictional couple who, like many other shareholders, look for high monthly income opportunities.

John is an attorney in his late forties with an established client base. Joan is a school teacher. On May 20, 1987, the Wickers invested $20,000 in the Class F Shares of Federated Bond Fund.

As this chart shows, over ten years their original investment in Class F Shares has grown to $53,573. This represents a 9.89% average annual total return.* For John and Joan, that means extramoney to supplement their daughter's college tuition.

[Graphic] - SEE APPENDIX (C.)

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.



Federated Bond Fund
(Class A Shares)

Growth of $10,000 Invested in Federated Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Bond Fund (Class A Shares) (the "Fund") from June 28, 1995 (start of performance), to October 31, 1997, compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

[Graphic] - SEE APPENDIX (D.)

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Federated Bond Fund
(Class B Shares)

Growth of $10,000 Invested in Federated Bond Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Bond Fund (Class B Shares) (the "Fund") from June 28, 1995 (start of performance), to October 31, 1997, compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

[Graphic] - SEE APPENDIX (E.)

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Federated Bond Fund
(Class C Shares)

Growth of $10,000 Invested in Federated Bond Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Bond Fund (Class C Shares) (the "Fund") from June 28, 1995 (start of performance), to October 31, 1997, compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

[Graphic] - SEE APPENDIX (F.)

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Federated Bond Fund
(Class F Shares)

Growth of $10,000 Invested in Federated Bond Fund (Class F Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Bond Fund (Class F Shares) (the "Fund") from October 31, 1987 to October 31, 1997 compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

[Graphic] - SEE APPENDIX (G.)

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Federated Bond Fund
Portfolio of Investments
October 31, 1997

 Principal
  Amount                                                                                     Value
-----------  --------------------------------------------------------------              -------------
Corporate Bonds--86.4%
               Aerospace & Defense--0.4%
$ 2,250,000    McDonnell-Douglas Corp., Note, 9.40%, 10/15/2001                              $ 2,399,468
    500,000    Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                      505,000
                                                                                             -----------
                 Total                                                                         2,904,468
                                                                                             -----------
               Air Transportation--0.4%
  2,250,000    Southwest Airlines Co., Deb., 7.375%, 3/1/2027                                  2,337,660
                                                                                             -----------
               Automobile--1.4%
    600,000    Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                       669,000
  5,300,000    Arvin Capital, 9.50%, 2/1/2027                                                  5,820,990
    900,000    Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                 1,023,750
    550,000    Exide Corp., Sr. Note, 10.00%, 4/15/2005                                          580,250
    250,000    Lear Corp., Sub. Note, 9.50%, 7/15/2006                                           273,750
    500,000    Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                    508,750
    325,000 (a)Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007                        339,625
                                                                                             -----------
                 Total                                                                         9,216,115
                                                                                             -----------
               Banking--4.6%
  4,750,000    ABN-AMRO Bank NV, Chicago, Sub. Deb., 7.30%, 12/1/2026                          4,743,065
  6,000,000    African Development Bank, Note, 6.875%, 10/15/2015                              6,133,980
  5,250,000    Santander Financial Issuances, Bank Guarantee, 7.875%, 4/15/2005                5,615,978
  2,750,000    Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004                           3,100,515
  1,525,000    First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%, 10/1/2003                1,700,375
  5,740,000    FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                            5,932,129
  3,250,000    National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004                 3,528,688
                                                                                             -----------
                 Total                                                                        30,754,730
                                                                                             -----------
               Beverage & Tobacco--1.4%
    800,000    Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                           858,000
  8,000,000    Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027                                8,276,240
                                                                                             -----------
                  Total                                                                        9,134,240
                                                                                             -----------
               Broadcast Radio & TV--2.7%
    700,000 (a)ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004                        519,750
    400,000    Capstar Broadcasting Partners, Inc., Sr. Sub. Note, 9.25%, 7/1/2007               413,000
    375,000 (a)Chancellor Media Corp., Sr. Sub. Note, 8.75%, 6/15/2007                           377,812
    400,000    Chancellor Media Corp., Sr. Sub. Note, 9.375%, 10/1/2004                          414,000
  1,075,000 (a)Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007                     682,625
    375,000 (a)Fox/Liberty Networks, LLC, Sr. Note, 8.875%, 8/15/2007                            377,812
    875,000    Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                             927,500
    600,000    Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                           642,000
    850,000    Outdoor Systems, Inc., Sr. Sub. Note, 8.875%, 6/15/2007                           879,750
  8,575,000    SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                         8,971,765
    700,000    SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006                          763,000
    500,000    Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 12/15/2003                 526,250
    400,000    Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005                  421,000
    500,000 (a)Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007                   502,500
    100,000    Sullivan Broadcast Holdings Inc., Deb., 13.25%, 12/15/2006                        105,250
    850,000    Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%, 12/15/2005               903,125
    500,000    Young Broadcasting, Inc., Sr. Sub. Note, 9.00%, 1/15/2006                         496,250
                                                                                             -----------
                  Total                                                                       17,923,389
                                                                                             -----------
               Building & Development--0.1%
    300,000    American Builders & Contractors Supply Co., Inc., Sr. Sub. Note,
               10.625%, 5/15/2007                                                                313,500
    350,000    Building Materials Corp. of America, Sr. Note, 8.625%, 12/15/2006                 357,000
                                                                                             -----------
                 Total                                                                           670,500
                                                                                             -----------
               Business Equipment & Services--0.3%
    400,000    Electronic Retailing Systems International, Inc., Sr. Disc. Note,
               0/13.25%, 2/1/2004                                                                278,000
    325,000    Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                     362,375
    500,000    Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                     555,000
    600,000    United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                     679,500
                                                                                             -----------
                  Total                                                                        1,874,875
                                                                                             -----------
               Cable Television--6.7%
    400,000    Australis Holdings Property Ltd., Unit, 0/15.00%, 11/1/2002                       306,000
      2,214    Australis Media Ltd., Sr. Disc. Note, 0/15.75%, 5/15/2003                           1,694
    250,000    Australis Media Ltd., Unit, 0/14.00%, 5/15/2003                                   191,250
    350,000    Bell Cablemedia PLC, Sr. Disc. Note, 0/11.875%, 9/15/2005                         289,625
    550,000    Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                          496,375
  4,000,000    CF Cable TV, Inc., Note, 9.125%, 7/15/2007                                      4,340,000
    250,000    CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                285,000
    950,000    Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013                     1,018,875
    500,000    Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                        522,500
    300,000    Charter Communications Holdings, Inc., Sr. Disc. Note,
               0/14.00%, 3/15/2007                                                               223,500
    700,000    Charter Communications Southeast, LP, Sr. Note, 11.25%, 3/15/2006                 766,500
  4,500,000    Comcast Cablevision, Note, 8.50%, 5/1/2027                                      5,156,640
    550,000    Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                   585,750
  9,090,000    Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                             10,770,741
  2,375,000    Diamond Cable Communications PLC, Sr. Disc. Note,
               0/10.75%, 2/15/2007                                                             1,549,687
  1,450,000    EchoStar Satellite Broadcasting Corp., Sr. Disc. Note,
               0/13.125%, 3/15/2004                                                            1,167,250
    500,000 (a)FrontierVision Holdings, LP, Sr. Disc. Note, 0/11.875%, 9/15/2007                 342,500
  1,000,000    International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/10.875%, 10/15/2003          936,250
    875,000    International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006             651,875
    250,000    Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                            280,000
    600,000    Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005                          600,000
    300,000 (a)Pegasus Communications Corp., Sr. Note, 9.625%, 10/15/2005                        302,250
    350,000    Pegasus Media, Note, 12.50%, 7/1/2005                                             400,750
    300,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
               10.00%, 12/1/2007                                                                 324,000
    300,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
               10.00%, 3/15/2005                                                                 327,000
    750,000    Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%, 12/1/2015                   847,500
    300,000    Rogers Communications, Inc., Sr. Note, 8.875%, 7/15/2007                          301,500
  8,220,000    TKR Cable, Inc., 10.50%, 10/30/2007                                             9,186,425
  2,775,000    TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                               2,095,125
  1,100,000    UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                        781,000
                                                                                             -----------
                 Total                                                                        45,047,562
                                                                                             -----------
               Chemicals & Plastics--0.7%
    750,000    Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                          768,750
    200,000    Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                          229,000
    625,000    Harris Chemical North America, Inc., Sr. Note, 10.25%, 7/15/2001                  656,250
    541,000    ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                                     574,812
    650,000    Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007                               653,250
    500,000    RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                            440,000
  1,150,000    Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008            833,750
    375,000    Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                       386,250
                                                                                             -----------
                 Total                                                                         4,542,062
                                                                                             -----------
               Clothing & Textiles--0.6%
    325,000    Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note,
               10.00%, 1/15/2007                                                                 337,187
    250,000 (a)Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007                                   258,750
    300,000    GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                                       306,000
    550,000 (a)Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007                                   591,250
    675,000    Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                713,813
  1,600,000    WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                      1,680,000
                                                                                             -----------
                 Total                                                                         3,887,000
                                                                                             -----------
               Conglomerates--0.7%
  5,250,000 (a)Hutchison Whampoa Finance, Company Guarantee, 7.50%, 8/1/2027                   4,734,082
               Consumer Products--0.7%
    500,000    American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                             527,500
    650,000    Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                               703,625
    300,000    Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                   322,500
    250,000    ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                     281,250
    750,000    Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                   753,750
    525,000    Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                          521,063
    600,000    Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003                  636,000
    550,000    Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                     569,250
    500,000    Syratech Corp., Sr. Note, 11.00%, 4/15/2007                                       485,000
                                                                                             -----------
                 Total                                                                         4,799,938
                                                                                             -----------
               Container & Glass Products--0.1%
    450,000    Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006                      475,875
               Ecological Services & Equipment--2.7%
  1,325,000 (a)Allied Waste Industries, Inc., Sr. Disc. Note, 0/11.30%, 6/1/2007                 907,625
    975,000    Allied Waste North America, Inc., Company Guarantee,
               10.25%, 12/1/2006                                                               1,062,760
    200,000    ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%, 12/31/2003                 207,000
  7,750,000    USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007                           8,046,360
  6,710,000    WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                                   7,615,045
                                                                                             -----------
                 Total                                                                        17,838,790
                                                                                             -----------
               Education--1.4%
  5,600,000    Boston University, 7.625%, 7/15/2097                                            5,966,699
  3,000,000    Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007                      3,398,220
                                                                                             -----------
                 Total                                                                         9,364,919
                                                                                             -----------
               Electronics--1.8%
    650,000    Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                    704,437
  5,500,000    Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003                5,808,165
    775,000    Fairchild Semiconductor Corp., Sr. Sub., 10.125%, 3/15/2007                       821,500
  4,165,000    Harris Corp., Deb., 10.375%, 12/1/2018                                          4,553,511
    450,000 (a)Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                                  463,500
                                                                                             -----------
                 Total                                                                        12,351,113
                                                                                             -----------
               Financial Intermediaries--2.5%
    600,000    ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                                 621,000
  5,150,000    Donaldson, Lufkin and Jenrette Securities Corp., Note,
               6.875%, 11/1/2005                                                               5,206,598
  6,210,000    Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002                     7,173,792
  3,718,004 (a)World Financial, Pass Thru Cert., Series 96 WFP-B, 6.91%, 9/1/2013              3,803,927
                                                                                             -----------
                 Total                                                                        16,805,317
                                                                                             -----------
               Food & Drug Retailers--0.5%
   500,000    Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                        552,500
   275,000 (a)Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004                         276,375
   450,000    DiGiorgio Corp., Sr. Note, 10.00%, 6/15/2007                                       451,125
   575,000 (a)Jitney-Jungle Stores of America, Inc., Sr. Sub. Note, 10.375%, 9/15/2007           600,875
 1,325,000    Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                 1,464,125
   225,000 (a)Stater Brothers Holdings, Inc., Sr. Sub. Note, 9.00%, 7/1/2004                     230,063
                                                                                             -----------
                Total                                                                          3,575,063
                                                                                             -----------
Food Products--0.4%
   600,000    Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                               621,000
   400,000    Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                         442,000
   650,000    International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006                  692,250
   500,000    PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                             531,250
   425,000    Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                              471,750
                                                                                             -----------
                Total                                                                          2,758,250
                                                                                             -----------
              Food Services--0.3%
   650,000 (a)AmeriServe Food Distribution, Inc., Sr. Note, 8.875%, 10/15/2006                   653,250
 1,100,000 (a)AmeriServe Food Distribution, Inc., Sr. Sub. Note,
              10.125%, 7/15/2007                                                               1,149,500
                                                                                             -----------
                Total                                                                          1,802,750
                                                                                             -----------
              Forest Products--4.1%
   400,000    Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                             441,500
 5,750,000    Donohue Forest Products, 7.625%, 5/15/2007                                       6,107,420
   600,000    Four M Corp., Sr. Note, 12.00%, 6/1/2006                                           636,000
 3,225,000    Pope & Talbot, Inc., 8.375%, 6/1/2013                                            3,362,321
   425,000    Repap New Brunswick, 2nd Priority Sr. Secd. Note,
              10.625%, 4/15/2005                                                                 427,125
 2,000,000    Repap Wisconsin, Inc., 1st Priority Sr. Secd. Note, 9.25%, 2/1/2002              2,115,000
11,600,000    Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006            12,557,000
   450,000    S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                508,500
   500,000    Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                                 542,500
   550,000    Stone Container Corp., Sr. Note, 12.58%, 8/1/2016                                  602,250
                                                                                             -----------
                Total                                                                         27,299,616
                                                                                             -----------
              Healthcare--1.3%
 2,000,000    Columbia/HCA Healthcare Corp., Note, 9.00%, 12/15/2014                           2,182,060
 1,000,000    Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                       1,115,000
   750,000    Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006                     770,625
 2,600,000    Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                               2,639,000
 1,250,000    Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                         1,359,375
   700,000    Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007                           719,250
                                                                                             -----------
                 Total                                                                         8,785,310
                                                                                             -----------
              Home Products & Furnishings--0.1%
   375,000    Falcon Building Products, Inc., Sr. Sub. Disc. Note,
              0/10.50%, 6/15/2007                                                                241,875
   175,000    Falcon Building Products, Inc., Sr. Sub. Note, 9.50%, 6/15/2007                    179,375
                                                                                             -----------
                Total                                                                            421,250
                                                                                             -----------
              Hotels, Motels, Inns & Casinos--0.1%
   350,000 (a)CapStar Hotel Co., Sr. Sub. Note, 8.75%, 8/15/2007                                 353,937
   500,000    Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008                            542,500
                                                                                             -----------
                 Total                                                                           896,437
                                                                                             -----------
              Industrial Products & Equipment--2.9%
   600,000    Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007                                   633,000
   700,000    Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                   763,000
   500,000    Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007                         531,250
   650,000    Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006                        705,250
 9,118,000    Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999                 9,562,502
   375,000    Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                            393,750
   350,000    International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006                379,750
   250,000 (a)Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005               268,750
   325,000    Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005               349,375
   550,000    MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007                               602,250
   375,000    Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006                              422,812
   375,000    Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007                                     401,250
   125,000 (a)Roller Bearing Co. of America, Inc., Sr. Sub. Note, 9.625%, 6/15/2007              126,250
 3,325,000    Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                                 3,699,063
   575,000    Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                              598,000
                                                                                             -----------
                Total                                                                         19,436,252
                                                                                             -----------
              Insurance--11.2%
 6,000,000    Allmerica Financial Corp., Sr. Note, 7.625%, 10/15/2025                          6,299,400
 7,140,000    American General Corp., S.F. Deb., 9.625%, 2/1/2018                              7,535,199
 7,025,000    Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                      8,472,572
 2,110,000    Continental Corp., Note, 8.25%, 4/15/1999                                        2,178,258
 2,500,000    Delphi Funding Group, Inc., 9.31%, 3/25/2027                                     2,747,700
 8,000,000    Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                             8,439,920
 3,000,000 (a)Equitable Life, Note, 7.70%, 12/1/2015                                           3,180,330
 3,460,000    GEICO Corp., Deb., 9.15%, 9/15/2021                                              3,896,479
 4,800,000 (a)Life Re Capital Trust I, 8.72%, 6/15/2027                                        5,044,704
 6,500,000 (a)Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006                          6,768,645
 3,000,000    SunAmerica, Inc., Deb., 8.125%, 4/28/2023                                        3,281,850
 1,000,000    SunAmerica, Inc., Medium Term Note, 7.34%, 8/30/2005                             1,041,982
 4,575,000    SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                                     4,743,589
 1,000,000 (a)USF&G Corp., 8.312%, 7/1/2046                                                    1,051,030
 5,750,000    USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                 5,972,433
 4,000,000 (a)Union Central Life Insurance Co., Note, 8.20%, 11/1/2026                         4,256,520
                                                                                             -----------
                Total                                                                         74,910,611
                                                                                             -----------
              Leisure & Entertainment--1.9%
 1,575,000    AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                        1,189,125
   325,000    Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003                           352,625
   500,000 (a)Livent, Inc., Sr. Note, 9.375%, 10/15/2004                                         501,250
 6,350,000    Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022                        6,329,363
   400,000    Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                   446,000
 1,450,000    Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                  1,537,000
 2,475,000    Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                         2,450,250
                                                                                             -----------
                Total                                                                         12,805,613
                                                                                             -----------
              Machinery & Equipment--1.2%
   725,000    Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                             763,062
   775,000    Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                        817,625
 5,500,000    Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B,
              6.90%, 7/2/2018                                                                  5,590,090
   475,000    Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                     537,938
                                                                                             -----------
                 Total                                                                         7,708,715
                                                                                             -----------
              Metals & Mining--4.1%
 7,600,000    Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                        8,088,148
   500,000    Echo Bay Mines Ltd., Jr. Sub. Deb., 11.00%, 4/1/2027                               472,500
 5,000,000    Inco Ltd., Note, 9.60%, 6/15/2022                                                5,722,650
 7,000,000    Placer Dome, Inc., Bond, 8.50%, 12/31/2045                                       7,301,679
   600,000    Royal Oak Mines, Inc., Sr. Sub. Note, 11.00%, 8/15/2006                            531,000
 4,550,000    Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                                    5,011,689
                                                                                             -----------
                 Total                                                                        27,127,666
                                                                                             -----------
              Oil & Gas--5.0%
   875,000    Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                               962,500
 7,150,000    Clark Refining & Marketing Inc., Sr. Note, 10.50%, 12/1/2001                     7,382,375
   350,000    DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007                                    358,750
   325,000 (a)Dailey Petroleum Services Corp., Sr. Note, 9.75%, 8/15/2007                        339,625
   750,000    Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                              789,375
   650,000    Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 8.50%, 2/15/2007                  646,750
   600,000    Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006                  633,000
   175,000    Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                           181,125
 8,150,000    Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                                     8,388,143
   450,000    Pacalta Resources Ltd., Sr. Note, 10.75%, 6/15/2004                                452,250
   175,000 (a)Petsec Energy, Inc., Sr. Sub. Note, 9.50%, 6/15/2007                               180,688
   200,000    Pride Petroleum Services, Inc., Sr. Note, 9.375%, 5/1/2007                         213,000
 6,500,000    Sun Co., Inc., 9.00%, 11/1/2024                                                  7,892,950
 2,500,000    Sun Co., Inc., Deb., 9.375%, 6/1/2016                                            2,964,425
 1,000,000    United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                        1,095,000
   300,000 (a)United Refining Co., Sr. Note, 10.75%, 6/15/2007                                   307,500
   275,000 (a)XCL, Ltd., Unit, 13.50%, 5/1/2004                                                  358,875
                                                                                             -----------
                Total                                                                         33,146,331
                                                                                             -----------
              Printing & Publishing--2.8%
   600,000    Affiliated Newspaper Investments, Inc., Sr. Disc. Note,
              0/13.25%, 7/1/2006                                                                 558,000
   350,000    Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                     396,375
   550,000 (a)Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009                     547,250
   375,000    Hollinger International Publishing, Inc., Sr. Sub. Note,
              9.25%, 2/1/2006                                                                    385,312
   375,000    Hollinger International Publishing, Inc., Sr. Sub. Note,
              9.25%, 3/15/2007                                                                   388,125
   300,000    K-III Communications Corp., Company Guarantee, Series B,
              8.50%, 2/1/2006                                                                    306,000
 1,500,000    News America Holdings, Inc., 10.125%, 10/15/2012                                 1,747,545
 4,000,000    News America Holdings, Inc., Deb., 7.90%, 12/1/2095                              4,025,084
   300,000    Petersen Publishing Co., LLC, Sr. Sub. Note, 11.125%, 11/15/2006                   340,500
 9,278,000    Valassis Communication, Inc., Sr. Sub. Note, 9.375%, 3/15/1999                   9,647,357
   100,000 (a)Von Hoffmann Press, Inc., Sr. Sub. Note, 10.375%, 5/15/2007                        106,500
                                                                                             -----------
                Total                                                                         18,448,048
                                                                                             -----------
              Real Estate--1.9%
 8,250,000    Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006                                     8,640,638
 3,250,000    Storage USA, 8.20%, 6/1/2017                                                     3,529,500
   603,000    Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                 689,681
                                                                                             -----------
                Total                                                                         12,859,819
                                                                                             -----------
              Retailers--4.4%
 4,225,000    Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                           4,489,062
 5,000,000    Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027                                5,081,350
   475,000    Leslie's Poolmart, Inc., Sr. Note, 10.375%, 7/15/2004                              494,000
 5,600,000    May Department Stores Co., Deb., 8.125%, 8/15/2035                               6,180,272
 6,000,000    Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                                  6,393,900
 5,547,000    Shopko Stores, Inc., 9.25%, 3/15/2022                                            6,612,690
                                                                                             -----------
                Total                                                                         29,251,274
                                                                                             -----------
              Services--0.9%
   600,000    Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                       669,000
   275,000    DecisionOne Corp., Sr. Sub. Note, 9.75%, 8/1/2007                                  284,625
 5,000,000    Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                   5,214,000
   175,000    Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                                  175,000
                                                                                             -----------
                Total                                                                          6,342,625
                                                                                             -----------
              Sovereign Government--4.4%
 4,565,000    Colombia, Republic of, Note, 7.25%, 2/15/2003                                    4,441,928
 4,500,000 (a)Freeport Terminal(Malta) Ltd, Gtd. Global Note, 7.50%, 3/29/2009                 4,740,705
 3,500,000    Quebec, Province of, Deb., 13.25%, 9/15/2014                                     4,085,585
 2,000,000    Quebec, Province of, Deb., 7.50%, 7/15/2023                                      2,096,840
 4,100,000    South Africa, Republic of, Global Bond Deb., 9.625%, 12/15/1999                  4,305,000
 3,500,000    Sweden, Kingdom of, Deb., 10.25%, 11/1/2015                                      4,673,795
 5,125,000    Swedish Export Credit, 9.875%, 3/15/2038                                         5,448,234
                                                                                             -----------
                Total                                                                         29,792,087
                                                                                             -----------
              Steel--0.4%
   500,000    Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004                        562,500
   325,000    Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                                 334,750
   600,000    EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                     612,000
   600,000    GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                    655,500
   750,000    Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006                                    808,125
                                                                                             -----------
                Total                                                                          2,972,875
                                                                                             -----------
              Surface Transportation--2.6%
   125,000 (a)Allied Holdings, Inc., Sr. Note, 9.125%, 10/1/2007                                 128,125
   300,000    AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005                   318,000
   500,000 (a)Chemical Leaman Corp., Sr. Note, 10.375%, 6/15/2005                                520,000
   750,000    Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                              826,875
   700,000    Statia Terminals International N.V., 1st Mtg. Note, 11.75%, 11/15/2003             749,000
 1,000,000    Stena AB, Sr. Note, 10.50%, 12/15/2005                                           1,092,500
   250,000    Stena AB, Sr. Note, 8.75%, 6/15/2007                                               251,875
11,050,000    Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                    12,808,055
   750,000    Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                     744,375
                                                                                             -----------
                 Total                                                                        17,438,805
                                                                                             -----------
              Telecommunications & Cellular--2.9%
   775,000    American Communications Services, Inc., Sr. Disc. Note,
              0/12.75%, 4/1/2006                                                                 550,250
   150,000 (a)American Communications Services, Inc., Sr. Note, 13.75%, 7/15/2007                173,250
 1,700,000    Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006               1,385,500
   750,000    Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007                     506,250
   750,000    Cellular Communications International, Inc., Sr. Disc. Note,
              13.25% accrual, 8/15/2000                                                          586,875
   475,000    Cellular Communications of Puerto Rico, Inc., Company
              Guarantee, 10.00%, 2/1/2007                                                        477,375
   900,000    Comcast Cellular Holdings, Inc., Sr. Note, 9.50%, 5/1/2007                         936,000
   675,000 (a)Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007                            739,125
   250,000 (a)HighwayMaster Communications, Inc., Unit, 13.75%, 9/15/2005                        248,750
   300,000    Intermedia Communications of Florida, Inc., Sr. Disc. Note,
              0/11.25%, 7/15/2007                                                                198,000
 1,625,000    Intermedia Communications of Florida, Inc., Sr. Disc. Note,
              0/12.50%, 5/15/2006                                                              1,226,875
   275,000 (a)Intermedia Communications of Florida, Inc., Sr. Note,
              8.875%, 11/1/2007                                                                  270,187
   900,000    McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                                   625,500
   500,000 (a)McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                                           512,500
   450,000 (a)MetroNet Communications, Sr. Disc. Note, 0/10.75%, 11/1/2007                       267,750
   375,000 (a)MetroNet Communications, Unit, 12.00%, 8/15/2007                                   419,063
 1,100,000    Millicom International Cellular S. A., Sr. Disc. Note,
              0/13.50%, 6/1/2006                                                                 830,500
   200,000 (a)NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007                   114,500
 1,325,000    NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                  1,139,500
 1,125,000    Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                          1,153,125
   500,000    PanAmSat, LP, Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                             496,875
   275,000 (a)Qwest Communications International, Inc., Sr. Disc. Note,
              0/9.47%, 10/15/2007                                                                177,375
 1,000,000    Qwest Communications International, Inc., Sr. Note,
              10.875%, 4/1/2007                                                                1,125,000
   675,000 (a)RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007                                   391,500
   500,000 (a)Source Media, Inc., Sr. Secd. Note, 12.00%, 11/1/2004                              502,500
 2,000,000    Teleport Communications Group, Inc., Sr. Disc. Note,
              0/11.125%, 7/1/2007                                                              1,580,000
   125,000    Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                    138,125
 1,025,000 (a)Telesystem International Wireless, Inc., Sr. Disc. Note,
              0/13.25%, 6/30/2007                                                                620,125
   750,000    USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                         738,750
   950,000    Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                           973,750
                                                                                             -----------
                Total                                                                         19,104,875
                                                                                             -----------
              Utilities--3.8%
   100,000    CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                    108,875
 5,725,000    California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                         6,247,406
   750,000    El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                               851,100
 5,150,000    Enersis S.A., Note, 7.40%, 12/1/2016                                             5,020,683
 5,500,000 (a)Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026                         5,908,485
 1,500,000    Kansas Electric Power Cooperative, Collateral Trust, 9.73%, 12/15/2017           1,580,010
 6,500,000 (a)Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                                   5,583,110
                                                                                             -----------
                 Total                                                                        25,299,669
                                                                                             -----------
                        Total Corporate Bonds (identified cost $557,867,690)                 576,846,576
                                                                                             -----------
Government Agencies--1.6%
 7,035,000    Federal National Mortgage Association, Note, 0/8.62%, 3/9/2022                   6,911,043
 3,861,222    Federal National Mortgage Association, Pool 267905, 7.00%, 2/1/2024              3,901,031
     2,418    Government National Mortgage Association, Pool 080011,
              6.00%, 11/20/2026                                                                    2,453
     1,727    Government National Mortgage Association, Pool 080022,
              6.00%, 12/20/2026                                                                    1,751
                                                                                             -----------
                        Total Government Agencies (identified cost $10,517,894)               10,816,278
                                                                                             -----------
Municipal Securities--4.8%
 6,050,000    Kansas City, MO Redevelopment Authority, 7.65% Bonds
              (FSA LOC), 11/1/2018                                                             6,422,620
 3,000,000    Miami Florida Revenue Pension Obligation, 7.20% Bonds
              (AMBAC LOC), 12/1/2025                                                           3,022,500
 4,940,000    Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable
              Revenue Bonds (Series 9), 8.95% Bonds
              (Minneapolis/St. Paul, MN), 1/1/2022                                             5,449,067
 4,675,000    Pittsburgh, PA Urban Redevelopment Authority, 8.01% Bonds
              (Aluminum Co. of America), 6/1/2015                                              5,064,755
 2,635,000    Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds
              (CGIC GTD), 9/1/2014                                                             3,027,905
 2,200,000    Southeastern, PA Transportation Authority, (Series B), 8.75% Bonds
              (FGIC GTD), 3/1/2020                                                             2,460,348
 4,200,000    St. Johns County, FL Convention Center, Taxable Municipal
              Revenue Bonds, 8.00% Bonds (FSA INS), 1/1/2026                                   4,575,480
 2,080,000    Tampa Florida Sports Authority, 8.02% Bonds (MBIA GTD),
              10/1/2026                                                                        2,313,480
                                                                                             -----------
                        Total Municipal Securities (identified cost $30,529,888)              32,336,155
                                                                                             -----------
Preferred Stocks--2.9%
              Banking--0.1%
    15,000    California Federal Preferred Capital Corp., REIT Perpetual Pfd.
              Stock, Series A, $2.28                                                             398,437
              Broadcast Radio & TV--0.5%
     6,884    American Radio Systems Corp., PIK Pfd., 11.375%                                    795,102
     4,500    Capstar Broadcasting Partners, Inc., Sr. Pfd., $12.00                              496,125
     8,576    Chancellor Media Corp., Exchangeable Pfd. Stock, $12.00                          1,005,536
     6,000    Sinclair Broadcast Group, Inc., Pfd., $11.63                                       661,500
                                                                                             -----------
                 Total                                                                         2,958,263
                                                                                             -----------
              Cable Television--0.1%
       100 (a)Echostar Communications Corp., Sr. Red. Pfd. Stk., $12.13                          103,500
       646    Pegasus Communications Corp., PIK Pfd., Series A, 12.75%                           710,600
                                                                                             -----------
                 Total                                                                           814,100
                                                                                             -----------
              Industrial Products & Equipment--0.1%
       500    Fairfield Manufacturing Co., Inc., Exchangeable Pfd. Stock                         527,500
              Printing & Publishing--0.1%
     1,750 (a)K-III Communications Corp., Exchangeable Pfd. Stock, Series E, $9.20               172,375
     6,386 (b)K-III Communications Corp., Pfd., Series B, $11.63                                 670,530
                                                                                             -----------
                 Total                                                                           842,905
                                                                                             -----------
              Real Estate--2.0%
     6,000    Crown American Realty Trust, Sr. Pfd., Series A, $1.38                             325,500

    Shares                                                                                       Value
     8,000    Highwoods Properties, Inc., REIT Perpetual Pfd. Stock,
              Series A, $86.25                                                                 8,782,000
    80,000    Security Capital Industrial Trust, REIT Perpetual Pfd. Stock,
              Series C, $4.27                                                                  4,417,680
                                                                                             -----------
                 Total                                                                        13,525,180
                                                                                             -----------
              Telecommunications & Cellular--0.0%
       200 (a)NEXTEL Communications, Inc., Pfd., 13.00%                                          222,000
                                                                                             -----------
                    Total Preferred Stocks (identified cost $17,500,594)                      19,288,385
                                                                                             -----------
Common Stocks--0.0%
              Broadcast Radio & TV--0.0%
     1,600 (b)Sullivan Broadcast Holdings Inc., Class B                                           16,000
              Business Equipment & Services--0.0%
       400 (a)Electronic Retailing Systems International, Inc., Warrants                          20,000
              Cable Television--0.0%
       400    Australis Holdings Property Ltd., Warrants                                               0
       564 (b)Pegasus Communications Corp.                                                        11,844
       500    Pegasus Communications Corp., Warrants                                               7,750
       750    Wireless One, Inc., Warrants                                                             0
                                                                                             -----------
                 Total                                                                            19,594
                                                                                             -----------
              Chemicals & Plastics--0.0%
       400    Sterling Chemicals Holdings, Inc., Warrants                                         15,200
     3,750    Uniroyal Technology Corp., Warrants                                                 12,188
                                                                                             -----------
                 Total                                                                            27,388
                                                                                             -----------
              Consumer Products--0.0%
        50 (b)Hosiery Corp. of America, Inc.                                                         350
       400 (a)IHF Capital, Inc., Warrants                                                         19,800
                                                                                             -----------
                 Total                                                                            20,150
                                                                                             -----------
 Principal
  Amount                                                                                         Value
-----------   --------------------------------------------------------------                 -------------
              Ecological Services & Equipment--0.0%
     4,800    ICF Kaiser International, Inc., Warrants                                             1,200
              Printing & Publishing--0.0%
       500 (b)Affiliated Newspaper Investments, Inc.                                              50,250
              Steel--0.0%
       150 (a)Bar Technologies, Inc., Warrants                                                     9,000
              Telecommunications & Cellular--0.0%
       750    Cellular Communications International, Inc., Warrants                               15,000
     1,007 (b)NEXTEL Communications, Inc., Class A                                                26,434
                                                                                             -----------
                 Total                                                                            41,434
                                                                                             -----------
                     Total Common Stocks (identified cost $77,920)                               205,016
                                                                                             -----------
Asset-Backed Securities--0.5%
Financial Intermediaries--0.2%
$1,000,000    Green Tree Financial Corp. 1992-2, Class B, 9.15%, 1/15/2018                     1,079,890
              Structured Product (abs)--0.3%
   885,997    Merrill Lynch Mortgage Investment, Inc. 1988-H, Class B,
              9.70%, 6/15/2008                                                                   919,223
 1,000,000    Residential Funding Corp. 1993-S26, Class A10, 7.50%, 7/25/2023                  1,005,280
                                                                                             -----------
                  Total                                                                       1,924,503
                                                                                             -----------
                       Total Asset-Backed Securities (identified cost $2,937,551)              3,004,393
                                                                                             -----------
U.S. Treasury Obligations--1.2%
 4,000,000    United States Treasury Bond, 11.625%, 11/15/2004                                 5,313,360
 3,000,000    United States Treasury Bond, 6.00%, 2/15/2026                                    2,921,550
                                                                                             -----------
                       Total U.S. Treasury Obligations (identified cost $8,121,091)            8,234,910
                                                                                             -----------
(c) Repurchase Agreement--1.1%
 7,575,000    BT Securities Corporation, 5.71%, dated 10/31/1997,
              due 11/3/1997 (at amortized cost)                                                7,575,000
                                                                                             -----------
                       Total Investments (identified cost $635,127,628)(d)           $       658,306,713
                                                                                             -----------

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $62,369,651 which represents 9.3% of total net assets.

(b) Non-income producing security.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $635,425,492. The net unrealized appreciation of investments on a federal tax basis amounts to $22,881,221 which is comprised of $25,984,910 appreciation and $3,103,689 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($667,905,384) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation CGIC--Capital Guaranty Insurance Corporation FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation GTD--Guaranty INS--Insured LLC--Limited Liability Corporation LOC--Letter of Credit LP--Limited Partnership
MBIA--Municipal Bond Investors Assurance PIK--Payment in Kind PLC--Public Limited Company REIT--Real Estate Investment Trust UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

Federated Bond Fund
Statement of Assets and Liabilities
OCTOBER 31, 1997

Assets:
Total investments in securities, at value (identified cost $635,127,628, and tax cost $635,425,492)             $  658,306,713
Income receivable                                                                                                   13,534,732
Receivable for investments sold                                                                                      1,564,937
Receivable for shares sold                                                                                           2,997,843
Other receivables                                                                                                      263,250
                                                                                                                --------------
  Total assets                                                                                                     676,667,475
Liabilities:
Payable for investments purchased                                                    $  5,424,378
Payable for shares redeemed                                                             1,036,000
Income distribution payable                                                             1,820,105
Payable to Bank                                                                            69,020
Accrued expenses                                                                          412,588
                                                                                     ------------
  Total liabilities                                                                                                  8,762,091
                                                                                                                --------------
Net Assets for 66,685,100 shares outstanding                                                                   $   667,905,384
                                                                                                                --------------
Net Assets Consist of:
Paid in capital                                                                                                $  648,694,405
Net unrealized appreciation of investments                                                                         23,179,085
Accumulated net realized loss on investments                                                                       (4,209,593)
Undistributed net investment income                                                                                   241,487
                                                                                                                --------------
  Total Net Assets                                                                                             $  667,905,384
                                                                                                                --------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($111,376,629 / 11,120,243 shares outstanding)                                               $10.02
Offering Price Per Share (100/95.50 of $10.02)*                                                                        $10.49
Redemption Proceeds Per Share                                                                                          $10.02
Class B Shares:
Net Asset Value Per Share ($191,600,451 / 19,129,508 shares outstanding)                                               $10.02
Offering Price Per Share                                                                                               $10.02
Redemption Proceeds Per Share (94.50/100 of $10.02)*                                                                    $9.47
Class C Shares:
Net Asset Value Per Share ($39,397,745 / 3,932,517 shares outstanding)                                                 $10.02
Offering Price Per Share                                                                                               $10.02
Redemption Proceeds Per Share (99.00/100 of $10.02)*                                                                    $9.92
Class F Shares:
Net Asset Value Per Share ($325,530,559 / 32,502,832 shares outstanding)                                               $10.02
Offering Price Per Share (100/99.00 of $10.02)*                                                                        $10.12
Redemption Proceeds Per Share (99.00/100 of $10.02)*                                                                    $9.92
* See "Investing in the Fund" in the Prospectuses.

(See Notes which are an integral part of the Financial Statements)

Federated Bond Fund
Statement of Operations
Year Ended October 31, 1997

Investment Income:
Dividends                                                                                               $       930,716
Interest                                                                                                     45,049,254
                                                                                                        ---------------
Total income                                                                                                 45,979,970
Expenses:
Investment advisory fee                                                                 $   4,127,217
Administrative personnel and services fee                                                     415,495
Custodian fees                                                                                 43,701
Transfer and dividend disbursing agent fees and expenses                                      440,994
Directors'/Trustees' fees                                                                      18,105
Auditing fees                                                                                  22,356
Legal fees                                                                                     14,563
Portfolio accounting fees                                                                     156,438
Distribution services fee-Class B Shares                                                    1,176,910
Distribution services fee-Class C Shares                                                      226,139
Shareholder services fee-Class A Shares                                                      166,913
Shareholder services fee-Class B Shares                                                      392,303
Shareholder services fee-Class C Shares                                                       75,380
Shareholder services fee-Class F Shares                                                      741,143
Share registration costs                                                                     141,630
Printing and postage                                                                         118,331
Insurance premiums                                                                             7,419
Taxes                                                                                         33,217
Miscellaneous                                                                                  4,722
                                                                                       -------------
   Total expenses                                                                          8,322,976
Waivers-
   Waiver of investment advisory fee                                     $ (842,462)
   Waiver of shareholder services fee-Class A Shares                        (33,383)
   Waiver of shareholder services fee-Class F Shares                        (59,291)
                                                                         ----------
      Total waivers                                                                         (935,136)
                                                                                       -------------
         Net expenses                                                                                         7,387,840
                                                                                                        ---------------
            Net investment income                                                                            38,592,130
                                                                                                        ---------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                                                               (623,390)
Net change in unrealized appreciation of investments                                                         18,491,945
                                                                                                        ---------------
   Net realized and unrealized gain on investments                                                           17,868,555
                                                                                                        ---------------
      Change in net assets resulting from operations                                                     $   56,460,685
                                                                                                        ---------------

(See Notes which are an integral part of the Financial Statements)

Federated Bond Fund
Statement of Changes in Net Assets

                                                                                             Year Ended October 31,
                                                                                           1997                     1996
                                                                                      ---------------          --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                                    $ 38,592,130           $  25,420,514
Net realized loss on investments ($434,628 net loss and $129,446
net loss, respectively, as computed for federal tax purposes)                                (623,390)               (149,872)
Net change in unrealized appreciation/depreciation                                         18,491,945                 317,325
                                                                                        -------------          --------------
Change in net assets resulting from operations                                             56,460,685              25,587,967
                                                                                        -------------          --------------
NET EQUALIZATION CREDITS (DEBITS)--                                                           438,191                 620,232
                                                                                        -------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income
Class A Shares                                                                             (4,848,032)             (1,762,704)
Class B Shares                                                                            (10,064,393)             (5,584,736)
Class C Shares                                                                             (1,938,250)               (916,585)
Class F Shares                                                                            (21,220,844)            (17,390,922)
                                                                                        -------------          --------------
Change in net assets resulting from distributions to shareholders                         (38,071,519)            (25,654,947)
                                                                                        -------------          --------------
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET INVESTMENT INCOME)--
Proceeds from sale of shares                                                              307,933,652             287,180,090
Proceeds from shares issued in connection with the acquisition                             25,651,929                      --
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                     19,566,083              12,940,331
Cost of shares redeemed                                                                  (157,355,117)            (81,239,742)
                                                                                        -------------          --------------
Change in net assets resulting from share transactions                                    195,796,547             218,880,679
                                                                                        -------------          --------------
Change in net assets                                                                      214,623,904             219,433,931
NET ASSETS:
Beginning of period                                                                       453,281,480             233,847,549
                                                                                        -------------          --------------
End of period (including undistributed net investment income of
$241,487 and $0, respectively)                                                          $ 667,905,384          $  453,281,480
                                                                                        -------------          --------------

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
Financial Highlights-Class A Shares
(For a share outstanding throughout each period)

                                                                        YEAR ENDED OCTOBER 31,
                                                                1997            1996           1995(A)
                                                             ---------        --------        ----------
Net asset value, beginning of period                          $ 9.72           $ 9.76           9.64
Income from investment operations
  Net investment income                                         0.74             0.71           0.26
  Net realized and unrealized gain (loss) on investments        0.26            (0.04)          0.11
                                                             -------          --------        ------
  Total from investment operations                              1.00             0.67           0.37
Less distributions
  Distributions from net investment income                     (0.70)           (0.71)         (0.25)
                                                             -------          --------        ------
Net asset value, end of period                                $10.02           $ 9.72         $ 9.76
                                                             -------          --------        ------
Total return(b)                                                10.73%            7.21%          3.92%
Ratios to average net assets
  Expenses                                                      1.05%            1.05%          1.02%*
  Net investment income                                         7.30%            7.46%          8.22%*
  Expense waiver/reimbursement(c)                               0.20%            0.25%          0.35%*
Supplemental data
  Net assets, end of period (000 omitted)                   $111,377          $37,045         $5,070
  Portfolio turnover                                              55%              49%            77%

* Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
Financial Highlights-Class B Shares
(For a share outstanding throughout each period)

                                                                        YEAR ENDED OCTOBER 31,
                                                                1997            1996           1995(A)
                                                             ---------        --------        ----------
Net asset value, beginning of period                           $ 9.72          $ 9.76           $ 9.64
Income from investment operations
  Net investment income                                          0.64            0.64            0.24
  Net realized and unrealized gain (loss) on investments         0.28           (0.04)           0.11
                                                             ---------        --------        -------
  Total from investment operations                               0.92            0.60            0.35
Less distributions
  Distributions from net investment income                      (0.62)          (0.64)          (0.23)
                                                             ---------        --------        -------
Net asset value, end of period                                 $10.02          $ 9.72          $ 9.76
                                                             ---------        --------        -------
Total return(b)                                                  9.86%           6.40%           3.72%
Ratios to average net assets
  Expenses                                                       1.85%           1.85%           1.81%*
  Net investment income                                          6.50%           6.66%           7.36%*
  Expense waiver/reimbursement(c)                                0.15%           0.20%           0.30%*
Supplemental data
  Net assets, end of period (000 omitted)                    $191,600        $125,620         $27,768
  Portfolio turnover                                               55%             49%             77%

* Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
Financial Highlights-Class C Shares
(For a share outstanding throughout each period)

                                                                        YEAR ENDED OCTOBER 31,
                                                                1997            1996           1995(A)
                                                             ---------        --------        ----------
Net asset value, beginning of period                           $ 9.72          $ 9.76          $ 9.64
Income from investment operations
  Net investment income                                          0.64            0.64            0.24
  Net realized and unrealized gain (loss) on investments         0.28           (0.04)           0.11
                                                             ---------        --------        -------
  Total from investment operations                               0.92            0.60            0.35
Less distributions
  Distributions from net investment income                      (0.62)          (0.64)          (0.23)
                                                             ---------        --------        -------
Net asset value, end of period                                $ 10.02          $ 9.72    $       9.76
                                                             ---------        --------        -------
Total return(b)                                                  9.86%           6.40%           3.72%
Ratios to average net assets
  Expenses                                                       1.85%           1.85%           1.81%*
  Net investment income                                          6.50%           6.70%           7.31%*
  Expense waiver/reimbursement(c)                                0.15%           0.20%           0.30%*
Supplemental data
  Net assets, end of period (000 omitted)                     $39,398         $22,897          $5,508
  Portfolio turnover                                               55%             49%             77%

* Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
Financial Highlights-Class F Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED OCTOBER 31,
                                                                 1997      1996       1995(A)     1994       1993
                                                               -------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.72      $9.76      $9.08      $10.30      $9.23
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                          0.72       0.71       0.79        0.76       0.77
  Net realized and unrealized gain (loss) on investments         0.28      (0.04)      0.65       (1.09)      1.07
                                                               -------     ------     ------     ------     ------
  Total from investment operations                               1.00       0.67       1.44       (0.33)      1.84
                                                               -------     ------     ------     ------     ------
LESS DISTRIBUTIONS
  Distributions from net investment income                      (0.70)     (0.71)     (0.76)      (0.75)     (0.77)
  Distributions from net realized gain
  on investment transactions                                       --         --         --       (0.14)        --
                                                               -------     ------     ------     ------     ------
Total distributions                                             (0.70)     (0.71)     (0.76)      (0.89)     (0.77)
                                                               -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                                 $10.02      $9.72      $9.76       $9.08     $10.30
                                                               -------     ------     ------     ------     ------
TOTAL RETURN(A)                                                 10.70%      7.18%      16.51%      (3.41%)   20.61%
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                       1.08%      1.08%       1.03%       1.05%     1.04%
  Net investment income                                          7.27%      7.38%       8.20%       7.92%     7.69%
  Expense waiver/reimbursement(b)                                0.17%      0.22%       0.31%       0.33%     0.61%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                    $325,531   $267,720    $195,502    $146,270  $125,762
  Portfolio Turnover                                               55%        49%         77%         74%       51%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
Notes to Financial Statements
October 31, 1997


1. Organization

Investment Series Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of one portfolio. The financial statements included herein are only those of Federated Bond Fund (the "Fund"), a diversified portfolio. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital.

On May 31, 1997, the Fund acquired all the net assets of William Penn Quality Income Fund, Inc. ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,658,231 shares of the Fund (valued at $25,651,929) for the 2,462,847 shares of the Acquired Fund outstanding on May 31, 1997. The Acquired Fund's net assets of $25,539,727, which consisted of $26,332,996 of Paid in Capital and $58,168 of Unrealized Appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $540,329,353 and $25,539,727, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     Investment Valuations-U.S. government securities, listed corporate bonds, other fixed income, asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     Repurchase Agreements-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     Investment Income, Expenses and Distributions-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization. The following reclassifications have been made to the financial statements.

             Increase (Decrease)
      -----------------------------------
                        Undistributed Net
      Paid-In Capital   Investment Income
      ---------------   -----------------
         $438,191           ($438,191)

      Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

      Federal Taxes-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

      At October 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $4,754,389 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

      Expiration Year     Expiration Amount
           2002              $ 3,781,824
           2003              $   430,964
           2004              $    99,709
           2005              $   441,892

      Equalization-The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

      When-Issued and Delayed Delivery Transactions-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

      Restricted Securities-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

      Additional information on each restricted security held at October 31, 1997 is as follows:

SECURITY                                                       ACQUISITION DATE         ACQUISITION COST
ACME Television, LLC Sr. Disc. Note                              4/10/96 - 5/28/97        $  515,930
Allied Holdings, Inc., Sr. Note                                       9/19/97                125,000
Allied Waste Industries, Inc., Sr. Disc., Note                   5/1/97 - 10/23/97           854,489
AmeriServe Food Distribution, Inc., Sr. Note                          10/8/97                650,000
AmeriServe Food Distribution, Inc., Sr. Sub. Note                7/9/97 - 10/16/97         1,126,250
American Communications Services, Inc., Sr. Disc. Note               7/18/97                 500,798
Bar Technologies, Inc., Warrants                                     8/27/96                       0
CapStar Hotel Co., Sr. Sub. Note                                     8/14/97                 349,531
Chancellor Media Corp., Sr. Sub. Note                                6/18/97                 370,826
Chemical Leaman Corp., Sr. Note                                   6/8/97 - 6/10/97           509,500
Community Distributors, Inc., Sr. Note                                10/10/97               275,000
Dailey Petroleum Services Corp., Sr. Note                             8/14/97                328,411
Dyersburg Corp., Sr. Sub. Note                                        9/3/97                 253,125
Echostar Communications Corp., Sr. Red. Pfd. Stk.                    9/26/97                 100,000
Electronic Retailing Systems International, Inc., Warrants           1/21/97                  13,876
Equitable Life, Note                                                10/17/96               2,980,650
Fox/Liberty Networks, LLC, Sr. Disc. Note                        8/15/97 - 10/3/97           684,949
Fox/Liberty Networks, LLC, Sr. Note                                 8/15/97                  375,000
Freeport Terminal (Malta) Ltd, Gtd. Global Note                 3/17/94 - 12/7/95          4,551,806
FrontierVision Holdings, LP, Sr. Disc. Note                       9/16/97                    327,447
Garden State Newspapers, Inc., Sr. Sub. Note                      9/26/97                    546,783
Glenoit Corp., Sr. Sub. Note                                   3/26/97 - 6/18/97             560,082
Hermes Europe Railtel B.V., Sr. Note                           8/14/97 - 10/27/97            707,031
HighwayMaster Communications, Inc., Unit                           9/18/97                   253,375
Hutchison Whampoa Finance, Company Guarantee                   7/25/97 - 8/1/97            5,254,170
IHF Capital, Inc., Warrants 11/4/94 3,952
Intermedia Communications of Florida, Inc., Sr. Note            10/24/97                     275,000
Israel Electric Corp. Ltd., Sr. Note                             1/28/97                   5,489,165
Jitney-Jungle Stores of America, Inc., Sr. Sub. Note           9/10/97 - 9/15/97             580,000
Johnstown America Industries, Inc., Sr. Sub. Note                 8/6/97                     261,250
K-III Communications Corp., Company Guarantee                    9/22/97                     175,000
Life Re Capital Trust I                                        6/6/97 - 7/31/97            4,832,176
Livent, Inc., Sr. Sub. Note                                    10/10/97 - 10/14/97           503,375
McLeod, Inc., Sr. Sub. Note                                      7/15/97                     500,000
MetroNet Communications, Sr. Disc. Note                         10/24/97                     274,092
MetroNet Communications, Unit                                 7/18/97 - 8/14/97              392,125
NEXTEL Communications, Inc., Pfd.                              7/16/97                       200,000
NEXTEL Communications, Inc., Sr. Disc. Note                    9/10/97                       120,679
Oxford Automotive, Inc., Sr. Sub. Note                         6/19/97                       326,239
Pegasus Communications Corp., Sr. Note                         10/16/97                      300,750
Petsec Energy, Inc., Sr. Sub. Note                              6/6/97                       174,330
Qwest Communications International, Inc., Sr. Disc. Note       10/9/97                       173,909
RCN Corp., Sr. Disc. Note                                     10/10/97                       394,863
Reinsurance Group of America, Sr. Note                       3/19/96 - 6/2/97              6,471,460
Roller Bearing Co. of America, Sr. Sub. Note                  6/18/97                        125,000
Sinclair Broadcast Group, Inc., Sr. Sub. Note                 6/25/97                        489,375
Source Media, Inc., Sr. Secd. Note                            10/30/97                       500,000
Stater Brothers Holdings, Inc., Sr. Sub. Note               7/21/97 - 10/24/97               228,250
Telesystem International Wireless, Inc., Sr. Disc. Note     6/24/97 - 7/7/97                 574,566
Tenaga Nasional Berhad, Deb.                                1/9/97 - 3/3/97                6,162,725
USF&G Corp., Company Guarantee                                 7/3/97                      1,000,000
Union Central Life Insurance Co., Note                        10/31/96                     3,979,120
United Refining Co., Sr. Note                               6/4/97 - 7/7/97                  301,188
Viasystems, Inc., Sr. Sub. Note                             6/2/97 - 7/7/97                  454,500
Von Hoffman Press, Inc., Sr. Sub. Note                         5/15/97                       100,000
World Financial, Pass Thru Cert., Series 96 WFP-B             11/18/96                     3,718,004
XCL, Ltd., Unit                                               5/13/97                        275,000

     Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     Other-Investment transactions are accounted for on the trade date.

3. Capital Stock

      At October 31, 1997, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
CLASS NAME          CAPITAL STOCK AUTHORIZED
Class A Shares           25,000,000
Class B Shares           25,000,000
Class C Shares           25,000,000
Class F Shares          525,000,000
Unclassified            400,000,000
                      -------------
   Total              1,000,000,000
                      -------------

Transactions in capital stock were as follows:

                                                                                    YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                               1997                         1996
                                                                      ------------------------    ------------------------
CLASS A SHARES                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                                      -----------  -----------    ----------   -----------

Shares sold                                                            9,865,488   $ 96,447,985    3,691,576   $ 35,793,135
Shares issued in connection with the acquisition                       2,594,627     25,038,147           --             --
Shares issued to shareholders in payment of distributions declared       352,776      3,459,765      150,861      1,442,578
Shares redeemed                                                       (5,504,316)   (53,647,073)    (550,070)    (5,293,729)
                                                                      -----------  ------------   ----------   ------------
Net change resulting from Class A Share transactions                   7,308,575   $ 71,298,824    3,292,367   $ 31,941,984
                                                                      -----------  ------------   ----------   ------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                               1997                         1996
                                                                      ------------------------    ------------------------
CLASS B SHARES                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                                      -----------  -----------    ----------   -----------
Shares sold                                                            8,000,100   $ 78,164,460   12,011,129   $116,306,127
Shares issued to shareholders in payment of
distributions declared                                                   605,869      5,924,046      336,941      3,224,612
Shares redeemed                                                       (2,402,641)   (23,448,472)  (2,267,434)   (22,140,487)
                                                                      -----------  ------------   ----------   ------------
Net change resulting from Class B Share
transactions                                                           6,203,328   $ 60,640,034   10,080,636   $ 97,390,252
                                                                      -----------  ------------   ----------   ------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                               1997                         1996
                                                                      ------------------------    ------------------------
CLASS C SHARES                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                                      -----------  -----------    ----------   -----------
Shares sold                                                            2,352,599   $ 22,978,928    2,109,387   $ 20,275,115
Shares issued to shareholders in payment of
distributions declared                                                   141,632      1,384,761       68,973        660,034
Shares redeemed                                                         (917,732)    (8,965,336)    (386,472)    (3,688,591)
                                                                      -----------  ------------   ----------   ------------
Net change resulting from Class C Share
transactions                                                           1,576,499   $ 15,398,353    1,791,888   $ 17,246,558
                                                                      -----------  ------------   ----------   ------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                               1997                         1996
                                                                      ------------------------    ------------------------
CLASS F SHARES                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                                      -----------  -----------    ----------   -----------
Shares sold                                                           11,316,055   $110,342,279   11,961,299   $114,805,713
Shares issued in connection with the acquisition                          63,604        613,782           --             --
Shares issued to shareholders in payment of
istributions declared                                                    901,508      8,797,511      793,767      7,613,107
Shares redeemed                                                       (7,327,458)   (71,294,236)  (5,233,916)   (50,116,935)
                                                                      -----------  ------------   ----------   ------------
Net change resulting from Class F Share
transactions                                                           4,953,709   $ 48,459,336    7,521,150   $ 72,301,885
                                                                      -----------  ------------   ----------   ------------
Net change resulting from share transactions                          20,042,111   $195,796,547   22,686,041   $218,880,679
                                                                      -----------  ------------   ----------   ------------

4.  Investment Advisory Fee and Other Transactions with Affiliates

    Investment Advisory Fee--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

    Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

    Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF
                            AVERAGE DAILY
   SHARE CLASS NAME      NET ASSETS OF CLASS
---------------------    -------------------
Class A Shares                    0.25%
Class B Shares                    0.75%
Class C Shares                    0.75%

     For the year ended October 31, 1997, Class A Shares did not incur a distribution services fee.

     Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

     Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

     General--Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5.   Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

PURCHASES                    $477,639,964
                             ------------
SALES                        $292,949,697
                             ------------

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS OF
INVESTMENT SERIES FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Bond Fund, (a portfolio of Investment Series Funds, Inc.) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Bond Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
December 12, 1997

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
Chairman
J. Christopher Donahue
President
Edward C. Gonzales
Executive Vice President
John W. McGonigle
Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
Vice President
Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.


[LOGO]
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com
Cusip 461444507
Cusip 461444606
Cusip 461444705
Cusip 461444309
G01452-02 (12/97)






                                    APPENDIX

A. The graphic representation here displayed entitled "Initial Investment of $11,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class F Shares of Federated Bond Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $11,000/1,086 Shares investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $11,000 in the Fund on 5/20/87, would have a reinvested total worth of $29,466 on 10/31/97. The "x" axis reflects computation periods from 5/20/87 to 10/31/97. The right margin of the chart reflects the ending values of a hypothetical investment of $11,000 in the Fund measured in increments of $5,000 ranging from $0 to $30,000.

B. The graphic representation here displayed, entitled "Yearly Investments of $1,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class F Shares of Federated Bond Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $1,000/98 Shares investment in the Fund (totaling $11,000 by 10/31/97). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Class F Shares of Federated Bond Fund beginning on 5/20/87 would have a reinvested total value of $19,748/1,971 shares on 10/31/97. The "x" axis reflects computation periods from 5/20/87 to 10/31/97. The right margin of the chart reflects the ending values of a hypothetical annual investment of $1,000 in the Fund measured in increments of $4,000 ranging from $0 to $20,000.

C. The graphic representation here displayed, entitled "Growth Over Time," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class F Shares of Federated Bond Fund (the "Fund"). The darker-shaded portion represents the Principal Value of a hypothetical investment of $20,000 on 5/20/87. The color-coded mountain is a visual representation of the narrative text above it, which shows the original $20,000/1,976 Shares investment in the Fund would have grown to a reinvested total value of $53,573/5,347 Shares on 10/31/97. The "x" axis reflects computation periods from 5/20/87 to 10/31/97. The right margin of the chart reflects the ending values of a hypothetical original investment of $20,000 in the Fund measured in increments of $8,000 ranging from $0 to $56,000.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Bond Fund, based on a 4.50% sales load are represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a broken line and the Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBCBI and the LCDBBB. The ending values were $11,782, $12,033, and $11,964, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 10/31/97 and from the fund's start of performance (6/28/95) to 10/31/97. The total returns were 5.73% and 7.28%, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Bond Fund are represented by a solid line. The LBCBI is represented by a broken line and the LCDBBB is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LBCBI and the LCDBBB. The ending values were $11,653, $12,033, and $11,964, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 10/31/97 and from the start of performance of Class B Shares (6/28/95) to 10/31/97. The total returns were 4.05% and 6.74%, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Bond Fund are represented by a solid line. The LBCBI is represented by a broken line and the LCDBBB is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBCBI and the LCDBBB. The ending values were $12,124, $12,033, and $11,964, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/97 and from the start of performance of Class C Shares (6/28/95) to 10/31/97. The total returns were 8.76% and 8.57%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Bond Fund are represented by a solid line. The LBCBI is represented by a broken line and the LCDBBB is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 10/31/87 to 10/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares as compared to the LBCBI and the LCDBBB. The ending values were $26,041, $26,108, and $23,918, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year, five-year, and ten-year periods ended 10/31/97 and from the start of performance of Class F Shares (5/20/87) to 10/31/97. The total returns were 8.48%, 9.79%, 10.05%, and 9.89%, respectively.